                      AGREEMENT AND NOTICE OF CONVERSION


        This inducement and notification agreement, dated as of May 13, 1996 (the "Agreement"), is being entered into between Proffitt's, Inc., a Tennessee corporation (the "Company"), and Apollo Specialty Retail Partners, L.P., a Delaware limited partnership ("Holder").

             WHEREAS, the Company and Holder entered into a Securities Purchase Agreement dated as of March 3, 1994, as amended by Amendment No. 1 thereto dated March 31, 1994 (collectively the "Securities Purchase Agreement"), pursuant to which Holder purchased 600,000 shares of the Company's Series A Cumulative Convertible Exchangeable Preferred Stock (the "Holder's Series A Preferred Stock");

             WHEREAS, the terms of the Series A Preferred Stock contained in the amendment to the Charter of the Company establishing such Series (the "Series A Amendment") allow their conversion into Common Stock of the Company at a "Conversion Price" set forth in such Series A Amendment; and

             WHEREAS, the Company, to induce Holder to convert the Series A Preferred Stock into Common Stock of the Company, is willing to pay certain consideration to Holder,

             NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

             Section 1. Inducement. To induce Holder to convert its shares of Series A Preferred Stock into Common Stock of the Company, the Company agrees to pay Holder in cash at the Closing (as hereafter defined) the present value of dividends that would have been paid on September 1, 1996, March 1, 1997, September 1, 1997 and March 1, 1998 on Holder's Series A Preferred Stock, using a discount rate of 7.0% (the "Inducement Payment").

             Section 2. Conversion Agreement and Notice; Closing. Subject to the terms and conditions herein set forth, Holder agrees that it will convert all of its Series A Preferred Stock for Common Stock, and the Company agrees that it will issue to Holder on conversion of its Series A Preferred Stock in accordance with the terms thereof, 1,421,801 whole shares of Common Stock of the Company (subject to adjustment prior to the Closing in accordance with the terms of the Series A Amendment).

             (i) The conversion and issuance will take place at a closing (the "Closing") at the Company's principal executive offices or at such other location as shall be agreed to by the Company and Holder.

             (ii) Delivery of the shares of Common Stock, payment of the Inducement Payment and delivery of the notice of conversion, in a form reasonably acceptable to the Holder, shall all occur simultaneously at the Closing. Certificates for the shares of Common Stock shall be registered in the names designated by Holder in writing to the Company prior to the Closing. Holder acknowledges and agrees that each certificate shall bear a legend to reflect the applicability of Federal and states securities laws limitations on the transfer of such shares of Common Stock as follows:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


             (iii) The Closing shall occur no later than June 30, 1996, unless the Company and the Holder agree to a different later date in writing; provided, however, that in the event of one or more requests for additional information in connection with any filing under the Hart-Scott-Rodino Antitrust Improvements Act, the Closing shall occur no later than July 31, 1996. If the Closing shall not have occurred by June 30, 1996 or such later date permitted by this subsection (iii), then this Agreement shall be null and void, and of no further force and effect, except that this provision shall not limit the rights of any party in respect of a breach of Section 5 hereof.

             Section 3. Representations and Warranties of the Holder. As a condition to the agreement of the Company to convert the Holder's Series A Preferred Stock, Holder hereby represents and warrants both as of the date hereof and as of the Closing, and covenants, as follows:

             (i) The Holder is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware. The Holder has all necessary partnership power and authority to execute and deliver this Agreement, and to elect to convert Holder's Series A Preferred Stock into Common Stock of the Company, and to consummate the transactions contemplated hereby. The execution and delivery by the Holder of this Agreement have been duly authorized by all necessary partnership actions and no further authorization on the part of the Holder is necessary to authorize such execution, delivery and performance. This Agreement constitutes the legal valid and binding agreement of the Holder enforceable against the Holder in accordance with its terms except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally other than laws relating to fraudulent conveyances.

             (ii) The Holder has all necessary title to Holder's Series A Preferred Stock to perform its obligations under this
             Agreement, and there are no liens or encumbrances of any nature whatsoever that will impair its ability to complete the transactions contemplated by this Agreement. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution and delivery by the Holder of this Agreement, the consummation of the transactions contemplated hereby, and the performance by the Holder of its obligations hereunder other than pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder and the expiration of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act prior to the Closing. The execution and delivery by the Holder of this Agreement, the consummation of the transactions contemplated hereby and the performance by the Holder of its obligations hereunder do not and will not (with the giving of notice or the passage of time or both) conflict with or violate the constitutive documents of the Holder, any agreements to which the Holder is a party or any applicable law, regulation, judgment, injunction, order or decree binding upon the Holder or to which any of its properties is subject.

             (iii) At the Closing, the Holder will deliver certificates for all of the Holder's Series A Preferred Stock, duly endorsed in blank, to the Company and a notice of conversion.

             (iv) The shares of Common Stock of the Company to be acquired by the Holder pursuant to this Agreement are being acquired for its own account with no intention of distributing or reselling such Common Stock in any transaction which would be in violation of the applicable securities laws of the United States or any state thereof, without prejudice, however, to the Holder's rights at all times to sell or otherwise dispose of all or any part of such shares of Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or under an exemption from such registration available under the Securities Act.

             (v) The Holder has been afforded access to information about the Company, its financial condition, results of operations, business, property, management and prospects sufficient to enable the Holder to evaluate its election to convert.

             (vi) If the Holder should decide to dispose of the shares of Common Stock received on conversion other than pursuant to an effective registration statement under the Securities Act, the Holder may in connection with such disposition, at the Holder's expense, appoint counsel of recognized standing in securities law (including in-house or special counsel) in connection with such disposition and the Company will accept, and will recommend the that its transfer agent accept, the opinion of such counsel to the effect that the proposed disposition would not be in violation of the Securities Act, provided that such counsel and opinion are reasonably acceptable to the Company and its counsel.

             Section 4. Representations and Warranties of the Company. As a condition of the Holder's agreement to convert the Holder's Series A Preferred Stock into Common Stock of the Company, the Company hereby represents and warrants, both as of the date hereof and as of the Closing, and covenants, as follows:

             (i) The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all necessary corporate power and authority to conduct its business as currently conducted and to own or lease the properties and assets it now owns or holds under lease; and is duly qualified to do business and is in good standing as a foreign corporation in every jurisdiction in the which the conduct of its business or the ownership or leasing of its properties requires it to be so qualified or licensed except where the failure to be so qualified or licensed or in good standing would not individually, or in the aggregate, have a material adverse effect on the Company. The Company has heretofore delivered to the Holder true, complete and correct copies of the Charter and By-laws of the Company as currently in effect, and no action has been taken or authorized to amend or in contemplation of the amendment of such documents or to liquidate or dissolve the Company.

             (ii) The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate actions and no further authorization on the part of the Company is necessary to authorize such execution, delivery and performance. This Agreement constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally other than laws relating to fraudulent conveyances. The shares of Common Stock to be issued on conversion of the Holder's Series A Preferred Stock have been duly authorized and, upon issuance on conversion in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free and clear of any liens, and the issuance of such shares will not be subject to any preemptive or similar right of any other stockholder of the Company.

             (iii) Except for the expiration of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act prior to the Closing, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated hereby, and the performance by the Company of its obligations hereunder. The execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated hereby and the performance by the Company of its obligations hereunder do not and will not (with the giving of notice or the passage of time or both) conflict with or violate the constitutive documents of the Company, any agreements to which the Company is a party or any applicable law, regulation, judgment, injunction, order or decree binding upon the Company or to which any of its properties is subject.

             (iv) Since January 1, 1992, the Company has filed all reports, forms and other documents required to be filed by it with the Securities and Exchange Commission (the "Commission") pursuant to the Exchange Act and the Securities Act. Each such report, form and document (a) was prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the respective rules and regulations thereunder, and (b) did not as of its date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which made, not misleading.

             (v) Since February 3, 1996, there has not been any change or occurrence in or affecting the business, results of operations or financial condition of the Company that has had or could reasonably be expected to have a material adverse effect on the business, assets, condition (financial or otherwise), or the results of operations of the Company and its subsidiaries taken as a whole.

             (vi)  The   Conversion  Price  (as  defined  in  the  Series  A
             Amendment) is $21.10. Since the issuance of the Series A Preferred Stock, no event or circumstance has occurred which requires adjustment of the Conversion Price pursuant to
             Section 4 of the Series A Amendment.

             Section 5. Covenants. The Company and the Holder each agree to use their reasonable best efforts promptly to make such filings and requests for consent, seek such authorizations and respond to such requests for information, and to take any other actions as may be necessary to consummate the transactions contemplated by this Agreement.

             Section 6. Closing. The Closing shall occur on a date to be agreed to by the parties hereto as soon as practicable after the execution of this Agreement and the satisfaction of the following conditions:

             (i) Each of the representations and warranties shall be true and correct in all respects as of the date of this Agreement and as of the Closing, as though made on and as of the Closing;

             (ii) All registrations, filings, applications, notices, transfers, consents, approvals, orders, qualifications, waivers and other actions of any kind required with or from any governmental agencies or bodies, including, but not limited to the FTC and the Antitrust Division, shall have been filed, made or obtained and all applicable waiting periods shall have expired or been terminated, including, but not limited to, any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act;

             (iii) The Company shall have received any necessary consents from lending institutions without the imposition of material conditions;

             (iv) As of the Closing, no injunction, restraining order or decree of any nature of any governmental agency or body shall be in effect which restrains or prohibits the Closing, and no
             Federal or state agency or governmental body shall be threatening action to restrain or prohibit or attach material conditions to the consummation of this Agreement;

             (v) As a condition to the obligation of the Company to close the transactions contemplated by this Agreement, except for a bona fide pledge or hypothecation, Holder shall not have transferred any of its Series A Preferred Stock, other than to an Apollo Related Account as such term is defined in Article I of the Securities Purchase Agreement, to any person without the Company's prior written consent; and

             (vi) As a condition to the obligation of the Holder to close the transactions contemplated by this Agreement, as of the Closing no Change of Control, as that term is defined in
             Section 1 of the Series A Amendment, or event which would require an adjustment of the Conversion Price pursuant to
             Section 4 of the Series A Amendment shall have occurred.

             Section 7. Entire Agreement; Survival of Provisions. All provisions of the Securities Purchase Agreement will continue in full force and effect in accordance with the terms thereof. This Agreement, the Securities Purchase Agreement and any other documents expressly referred to herein and therein constitute the entire agreement of the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings with respect thereto. The representations, warranties and covenants contained in this Agreement shall survive the Closing.

             Section  8.     Communications.      All   notices  and   other
   communications provided for hereunder shall be in writing and shall only be effective upon receipt addressed to the Company as follows:

             Proffitt's, Inc.
             115 North Calderwood
             Alcoa, Tennessee 37703
             Attention: Mr. R. Brad Martin
             Telecopy: (423) 981-6336

             with a copy to:

             Brian J. Martin, Esquire
             Senior Vice President and General Counsel
             3455 Highway 80 West
             Jackson, MS 39209
             Telecopy: (601) 968-5216

   and

             James A. Strain, Esquire
             Sommer & Barnard
             4000 Bank One Tower
             Indianapolis, Indiana 46204-5140
             Telecopy: (317) 236-9802

   and to Holder as follows:

             Apollo Specialty Retail Partners, L.P.
             c/o Apollo Advisors, L.P.
             Two Manhattanville Road
             Purchase, N.Y. 10577
             Attention: Mr. Michael Gross
             Telecopy: (914) 694-8032
   with a copy to:

             Lion Advisers, L.P.
             1301 Avenue of the Americas
             New York, N.Y. 10019
             Attention: Mr. Josh Harris
             Telecopy: (212) 459-3300

   and

             Thomas E. Molner, Esquire
             Kramer, Levin, Naftalis, Nessen, Kamin & Frankel
             919 Third Avenue
             New York, N.Y. 10022-3852
             Telecopy: (212) 715-8000.

             Section 9. Miscellaneous. (i) This Agreement shall be governed by the internal laws of the State of Tennessee. Each of the parties hereto agrees to submit to the jurisdiction of the federal or state courts located in the County of New York, State of New York in any action or proceeding arising out of or relating to this Agreement.

             (ii) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

             (iii) Without the express written consent of the Company, neither Holder's Series A Preferred Stock, nor the rights of Holder hereunder may be assigned or transferred (except for a bona fide pledge or hypothecation) to any other person prior to Closing other than to one or more Apollo Related Accounts, as such term is defined in Article I of the Securities Purchase Agreement, which Account or Accounts shall agree to the extent required hereunder to convert all such Series A Preferred Stock and otherwise to be bound hereunder as Holder and to provide the Company with representations, warranties and covenants substantially equivalent to those provided by Holder hereunder.

                        /next page is signature page/

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, as of the date first above written.


                               PROFFITT'S, INC.



                               By: /s/ Brian J. Martin
                                   ______________________
                                    Brian J. Martin
                                    Senior Vice President


                          APOLLO SPECIALTY RETAIL PARTNERS, L.P.

                             By: AIF II, L.P., its General Partner

                               By: Apollo Advisors,  L.P.,
                                   its  Managing  Partner

                                  By: Apollo Capital Management, Inc.,
                                      its General Partner


                                 By: /s/ Michael D. Weiner
                                     _______________________
                                     Name:  Michael D. Weiner
                                     Title: Vice President